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                             EXHIBIT 99.2

                  NOTICE OF GUARANTEED DELIVERY
           OF 8 3/4% SENIOR SUBORDINATED NOTES DUE 2008


     As set forth in the Prospectus dated __________, 1999 (the "Prospectus") of Mail-Well I Corporation (the "Issuer") and its subsidiaries under "The Exchange Offer--Guaranteed Delivery Procedures" and in the Letter of Transmittal for 8 3/4% Senior Subordinated Notes due 2008 (the "Letter of Transmittal"), this form or one substantially equivalent hereto must be used to accept the Exchange Offer (as defined below) of the Issuer if: (1) certificates for the above-referenced Notes (the "Old Notes") are not immediately available, (2) time will not permit all required documents to reach the Exchange Agent (as defined below) on or prior to the Expiration Date (as defined in the Prospectus) or (3) the procedures for book-entry transfer cannot be completed on or prior to the Expiration Date (as defined below). Such form may be delivered by hand or transmitted by telegram, telex, facsimile transmission or letter to the Exchange Agent.

To:  State Street Bank and Trust Company

     FACSIMILE TRANSMISSION:     (617) 664-5290

     CONFIRM BY TELEPHONE TO:    (617) 664-5314

     BY MAIL/HAND DELIVERY/OVERNIGHT DELIVERY:

     State Street Bank and Trust Company
     Attn:  Susan Lavey, Corporate Actions
     Two International Place, Fourth Floor
     Boston, Massachusetts 02110


DELIVERY OF THIS INSTRUMENT TO AN ADDRESS OTHER THAN AS SET FORTH ABOVE
               DOES NOT CONSTITUTE A VALID DELIVERY.


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Ladies and Gentlemen:

     The undersigned hereby tenders to the Issuer, upon the terms and conditions set forth in the Prospectus and the Letter of Transmittal (which together constitute the "Exchange Offer"), receipt of which are hereby acknowledged, the principal amount of Old Notes set forth below pursuant to the guaranteed delivery procedures described in the Prospectus and the Letter of Transmittal.

     The Exchange Offer will expire at 5:00 p.m., New York City time, on _______________, 1999, unless extended by the Issuer (the "Expiration Date").

     All authority herein conferred or agreed to be conferred by this Notice of Guaranteed Delivery shall survive the death or incapacity of the undersigned and every obligation of the undersigned under this Notice of Guaranteed Delivery shall be binding upon the heirs, personal representatives, executors, administrators, successors, assigns, trustees in bankruptcy and other legal representatives of the undersigned.

                    SIGNATURES


                    X
                     ----------------------------------------------------


                    X
                     ----------------------------------------------------
                     Signature(s) of Owner(s) or Authorized Signatory


Date:                , 1999
     ----------------

Name(s)
       ------------------------------------------------------------------
                             (Please Print)

Capacity:
         ----------------------------------------------------------------

Address:
        -----------------------------------------------------------------
                           (Include Zip Code)

Area Code and Telephone No.:
                            ---------------------------------------------

Taxpayer Identification or Social Security No.:
                                               --------------------------

Principal amount of Old Notes Exchanged: $
                                          -------------------------------

Certificate Nos. of Old Notes (if available):
                                             ----------------------------

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IF OLD NOTES WILL BE DELIVERED BY BOOK-ENTRY TRANSFER, PROVIDE THE
DEPOSITORY TRUST COMPANY ("DTC") ACCOUNT NO.:

Account No.:
            -------------------------------------------------------------

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                       GUARANTEE OF DELIVERY
              (NOT TO BE USED FOR SIGNATURE GUARANTEE)

The undersigned, a member of a recognized signature guarantee medallion program within the meaning of Rule l7Ad-l5 under the Securities Exchange Act of 1934, as amended, hereby guarantees: (a) that the above-named person(s) own(s) the above-described securities tendered hereby within the meaning of Rule 10b-4 under the Securities Exchange Act of 1934; (b) that such tender of the above-described securities complies with Rule l0b-4; (c) that tender by delivery of such certificates or pursuant to the procedure for book-entry transfer, in either case with delivery of a properly completed and duly executed Letter of Transmittal (or facsimile thereof) and any other required documents, is being made by the above-named person(s); and (d) within three Nasdaq National Market trading days after the date of execution of this Notice of Guaranteed Delivery the certificates for all physically tendered Old Notes, in proper form for transfer, or a Book-Entry Confirmation, and any other documents required by the Letter of Transmittal will be deposited with the Exchange Agent.


Name of Firm:
             ------------------------------------------------------------

Number and Street or P.O. Box:
                              -------------------------------------------


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                          (include zip code)

Tel. No.:
         ----------------------------------------------------------------

Fax No.:
        -----------------------------------------------------------------

Authorized Signature:
                     ----------------------------------------------------

Title:
      -------------------------------------------------------------------

Date:
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             DO NOT SEND CERTIFICATES REPRESENTING NOTES
       WITH THIS NOTICE.  NOTES SHOULD BE SENT TO THE EXCHANGE
             AGENT TOGETHER WITH A PROPERLY COMPLETED AND
                 DULY EXECUTED LETTER OF TRANSMITTAL.